Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $ Issue Date: , 2020

ORBSAT CORP

6% CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this Convertible Promissory Note (this “Note”), Orbsat Corp, a Nevada corporation (the “Company”), hereby promises to pay to the order of , or registered assigns (the “Holder”), on the third anniversary of the Issue Date as set forth above or earlier as required pursuant to the Agreement, as defined below (as applicable, the “Maturity Date”), $ (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of six percent (6%) per annum, simple interest, in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the “Indebtedness”) has not been converted into Shares (as defined below) prior to the Maturity Date. Interest shall commence accruing on the date hereof (the “Issue Date”), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

This Note is entered into pursuant to a Note Purchase Agreement by and between the Company and the Holder (the “Agreement”) and is subject to the terms and conditions thereof. This Note will rank senior in right of payment to the Company’s capital stock. This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Investor Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Definitions. Defined terms used herein without definition have the meanings given them in the Agreement. In addition, for the purposes hereof, “Shares” means shares of Common Stock of the Company.

Section 2. Interest; Late Fees; Prepayment; Default.

(a) Interest on this Note shall accrue on a simple interest, non-compounded basis, and shall be added to the Principal Amount on the Maturity Date or such earlier date as the Indebtedness may be due hereunder pursuant to Section 2(b), at which time all Indebtedness shall be due and payable, unless earlier converted into Conversion Shares (as defined below). In the event that any amount due hereunder is not paid as and when due, such amounts shall accrue interest at the rate of 12% per year, simple interest, non-compounding, until paid. The Company may not pre-pay or redeem this Note other than as required herein or by the Agreement, without mutual consent, between the individual Lender and the Company, in regard to each respective Note.

(b) Upon the declaration by the Majority Lenders of an Event of Default pursuant to the Agreement and notice by the Majority Lenders to the Company as required by the Agreement, the Indebtedness shall be immediately due and payable in full.

(c) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 3. Conversion.

(a) Optional Conversion. Subject to the terms and conditions herein, at any time following the Issue Date, the Holder may elect to convert this Note and all, but only all, of the Indebtedness outstanding as of such time into such number of fully paid and non-assessable Shares (the “Conversion Shares”) as is determined by dividing the Indebtedness by $0.25 (the “Conversion Price”).

(b) Adjustments. The Conversion Price shall be subject to proportional and equitable adjustments following the Issue Date for splits, combinations or dividends relating to the Shares, or combinations, recapitalization, reclassifications, extraordinary distributions and similar events that occur on or after the Issue Date.

(c) Mechanics of Conversion. Holder shall effect conversions pursuant to Section 3(a) by submitting to the Company a Notice of Conversion in the form as attached hereto as Exhibit A and surrendering this Note as required herein. The conversion shall be effected as of the date set forth in the Notice of Conversion (the “Conversion Date”). Not later than three Business Days after each Conversion Date (the “Delivery Date”), the Company as soon as permitted under applicable law shall immediately issue (including by way of a share certificate or a direct registration system statement) to the Holder the number of Conversion Shares issuable to Holder hereunder in connection with such conversion. Notwithstanding anything herein to the contrary, if the Shares are listed or quoted for public trading as of a Delivery Date, the Company may deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions. In order to effect a conversion of this Note, and as a condition precedent thereto, the Holder shall be required to, and hereby agrees to, execute and join any stockholders’ agreement or similar agreement relating to the Company and its shareholders, or to any successor entity to the Company and its members or shareholders, as requested by the Company.

(d) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall be required to physically surrender this Note to the Company. The Company shall maintain records showing the amount of Indebtedness converted and the Conversion Date. In the event of any dispute or discrepancy, such records of the Company shall, prima facie, be controlling and determinative in the absence of manifest error. Any surrender of this Note to the Company shall be at the offices of the Company at the address as set forth in the Agreement and, if so required by the Company, this Note shall be accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by Holder or by his, her or its attorney duly authorized in writing.

(e) Transfer Taxes and Expenses. Subject to the provisions of the Agreement relating to withholding of taxes in respect of non-United States persons, the issuance of Conversion Shares on conversion of this Note shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(f) Status as Shareholder. Upon submission of a Notice of Conversion by a Holder (i) this Note shall be deemed converted into Shares and (ii) the Holder’s rights as a Holder of this Note shall cease and terminate, excepting only the right to receive certificates or other evidence for such Shares as set out herein and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Note.

Section 4. Conversion Limitations. The Company shall not effect any conversion of this Note this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes or Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 4 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of

Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section

4 and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note by the Holder. The Beneficial Ownership Limitation provisions of this Section 4 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4 to correct this Section 4 (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 4 shall apply to a successor holder of this Note.

Section 5. Transfers to Comply with the Agreement. This Note and any Shares issuable upon conversion of this Note may not be sold or transferred other than in compliance with the Agreement.

Section 6. Unsecured Obligations. This Note and the amounts payable hereunder, including principal and accrued interest are general unsecured obligations of the Company.

Section 7. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided hereunder shall be given in accordance with the provisions of the Agreement.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(d) Governing Law. All questions concerning the construction, validity,

enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflict of laws thereof.

(e) Incorporation of Provisions. The provisions of Article X of the Agreement (Miscellaneous) shall apply to this Note as though fully set forth herein, provided that each reference thereto to the “Agreement” shall be deemed a reference to this Note, each reference to a “Lender” shall be deemed a reference to the Holder, and each reference to the “Parties” or a “Party” shall be deemed a reference to the Company and the Holder.

(f) Entire Agreement. This Note (including any recitals hereto) and the Agreement set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

(g) Currency. All dollar amounts are in U.S. dollars.

(h) THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

Orbsat Corp

By:

Name: David Phipps

Title: Chief Executive Officer

EXHIBIT A - NOTICE OF CONVERSION

The undersigned hereby elects to convert the full amount of principal and interest pursuant to the convertible promissory note (the “Note”) of Orbsat Corp., a Nevada corporation (together with any successor entity thereto, the “Company”) into that number of Shares (as defined in the Note) to be issued pursuant to the conversion of the Note and according to the conditions of the Note, as of the date written below.

The undersigned hereby requests that the Company issue a certificate or certificates, or other permissible evidence of Shares as set forth in the Note, for the number of Shares set forth below (which numbers are based on the Holder’s calculation attached hereto and which shall be confirmed by, and subject to acceptance by, the Company) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:
Address:

Holder EIN / SS #
Date of Conversion	20

Applicable Conversion Price:	$

Number of Shares to be Issued
Shares

Holder Name:

By:
Name:
Title:
Date: